UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2006

CHAPARRAL STEEL COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51307	20-2373478

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Ward Road, Midlothian, TX		76065

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (972) 775-8241

(N/A)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8— Other Events

          Item 8.01 – Other Events

          On December 1, 2006, the registrant issued a press release disclosing that its Chief Executive Officer, Tommy Valenta and its Vice President and Treasurer, Cary Baetz, will be presenting at the Goldman Sachs Global Steel CEO Forum, to be held at the Goldman Sachs Conference Center in New York City, on Wednesday, December 6th at 1:45 p.m. Eastern Time.   The press release describes the manner by which interested parties may access the live webcast of such presentation.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2006	CHAPARRAL STEEL COMPANY

	By:	/s/ Robert E. Crawford, Jr.

Vice President and General Counsel

Exhibit  99.1 Press Release Issued December 1, 2006